                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A
                                (Rule 14A-101)

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       SOUTHEASTERN BANKING CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1. Title of each class of securities to which transaction applies:
     2. Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4. Proposed maximum aggregate value of transaction:
     5. Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1. Amount Previously Paid:
     2. Form, Schedule or Registration Statement No.:
     3. Filing Party:
     4. Date Filed:

                       SOUTHEASTERN BANKING CORPORATION
                             1010 Northway Street
                             Darien, Georgia 31305
                              __________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                              __________________

To the Shareholders of
Southeastern Banking Corporation:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Southeastern Banking Corporation (the "Company") will be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia 31305, on Tuesday, May 28, 2002 at 3:00 p.m. local time, for the following purposes:

         1) To elect eight directors to serve for one year terms expiring at the next Annual Meeting of Shareholders in 2003;
         2) To set the Board of Directors (the "Board") at a twelve member maximum with four to remain vacant until the elected Board deems it in the Company's best interest to fill one or more of such vacancies;
         3) To approve the appointment of independent auditors by the Audit Committee for the fiscal year 2002; and
         4) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board is not aware of any other business to come before the Meeting.

       Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Only shareholders of record at the close of business on April 17, 2002 will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

       It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the enclosed proxy card. Regardless of the number of shares you own, your vote is important. Please act today.

       Your attention is directed to the Proxy Statement accompanying this Notice of Meeting for more complete information on the matters to be acted upon at the Meeting.


                                         By Order of the Board of Directors,


                                         WANDA D. PITTS, Secretary

April 29, 2002

--------------------------------------------------------------------------------
IMPORTANT: Whether or not you plan to attend the Meeting, please complete, sign, date, and return the accompanying proxy in the postage paid envelope provided. The giving of the proxy will not affect your right to vote at the Meeting if the proxy is revoked as set forth in the accompanying Proxy Statement.
--------------------------------------------------------------------------------

                        SOUTHEASTERN BANKING CORPORATION
                              1010 Northway Street
                              Darien, Georgia 31305
                                  912.437.4141

                               ________________

                                PROXY STATEMENT
                               ________________


                        ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, MAY 28, 2002
                               ________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southeastern Banking Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia, on Tuesday, May 28, 2002 at 3:00 p.m. or any adjournment or postponement thereof. This Proxy Statement and enclosed form of proxy are first being mailed to shareholders on or about April 29, 2002.

     All shares of the Company's Common Stock, par value $1.25 per share (the "Common Stock"), represented at the Meeting by properly authorized proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the shareholder's instructions. If no instructions are indicated, properly executed proxies will be voted FOR the proposals set forth in this Proxy Statement. A majority of the shares of Common Stock entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum.

     The Company does not know of any matters, other than described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will vote on such matters as the Board of Directors recommends.

     A shareholder may revoke his or her proxy and change his or her vote at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by: (i) signing and returning another proxy with a later date; (ii) giving written notice of revocation of the shareholder's proxy to the Secretary of the Company prior to the Meeting at the address below; or (iii) voting in person at the Meeting. Any written notice revoking a proxy should be delivered to Wanda D. Pitts, Secretary, Southeastern Banking Corporation, at P.O. Box 455, Darien, Georgia 31305, if by mail, and at 1010 Northway Street, Darien, Georgia 31305, if by courier. The presence of a shareholder at the Meeting will not automatically revoke such shareholder's proxy.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Shareholders of record at the close of business on April 17, 2002 will be entitled to one vote for each share then held. As of April 17, 2002, the Company had 3,385,470 shares of Common Stock issued and outstanding. The Common Stock constitutes the only voting securities issued by the Company.

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of April 17, 2002 by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director, nominee, and executive officer (as defined below under "Executive Compensation and Other Information"); and (iii) all directors, nominees, and executive officers as a group. The Company believes that the individuals listed each have sole voting and investment power with respect to such shares, except as otherwise indicated in the footnotes to the table.

     Unless otherwise indicated below, the business address of each beneficial owner of more than 5% of Common Stock is: c/o Southeastern Banking Corporation, P.O. Box 455, 1010 Northway Street, Darien, Georgia 31305.

                                                                               Shares Beneficially Owned
                                                                            --------------------------------
                                                                               Amount of        Percentage
                                                                              Beneficial            of
Name of Beneficial Owner                                                     Ownership (1)       Ownership
------------------------                                                    ----------------    ------------
Alyson G. Beasley....................................................               815,978           24.10
Leslie H. Blair......................................................                 8,340               *
David H. Bluestein...................................................                14,655               *
Gene F. Brannen......................................................                24,849               *
W. Daniel Burkhalter.................................................                18,606               *
Rodney P. C. Burney..................................................                   100               *
William Downey (2)...................................................               182,914            5.40
Cornelius P. Holland, III............................................                 1,962               *
Alva J. Hopkins, III.................................................                34,398            1.02
G. Norris Johnson....................................................                 8,500               *
E. Amanda Kirby......................................................                   100               *
  All directors, nominees, and executive officers as a group (11 persons)         1,110,402           32.80

*      Less than 1%.
(1) The number of shares as to which each nominee has shared voting and investment power is as follows: Alyson G. Beasley - 2,613; Leslie H. Blair - 3,000 shares; Gene F. Brannen - 19,296; W. Daniel Burkhalter - 300; William Downey - 29,700; Cornelius P. Holland, III - 682; and Alva
       J. Hopkins, III - 1,980.
(2) Mr. Downey's business address is: c/o Golden Isles Realty Company, Inc., P.O. Box 21097, St. Simons Island, Georgia 31522.


                 PROPOSALS ONE AND TWO - ELECTION OF DIRECTORS

     A Board of Directors (the "Board") consisting initially of eight directors will be elected at the Meeting for a one-year term or until their successors are elected and qualified. The Board has unanimously approved the nominees named below, all of whom are members of the current Board.

     Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote for the election of the eight nominees named. Although the Board anticipates that all nominees will be available to serve as directors of the Company, should any one or more of them not accept the nomination, or otherwise be unwilling or unable to serve, the proxies will be voted for the election of a substitute nominee, or nominees, as the Board recommends. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

     None of the nominees has been involved in legal proceedings related to bankruptcies, criminal proceedings, or securities law violations. All nominees have been engaged in their respective principal occupation and have been associated with their respective employers for the last five years.

     The Board recommends that shareholders vote in favor of all the nominees.

Nominees for Directorship

     The table on the next page sets forth certain information with respect to each nominee for election to the Board.

                                                                                              Director
                                                                                   Age          Since
                                                                                 ---------    ----------
Alyson G. Beasley.............................................................      34           1999
Vice President and Assistant Secretary of the Company
Controller, Southeastern Bank

Leslie H. Blair...............................................................      61           1978
Vice President, Gowen Timber Company, Inc.

David H. Bluestein............................................................      60           1984
Mayor, City of Darien

Gene F. Brannen...............................................................      67           1984
Retired, Brannen Seafood Company, Inc.

William Downey................................................................      68           1976
President, Golden Isles Realty Company, Inc.
Treasurer of the Company

Cornelius P. Holland, III.....................................................      46           1997
President of the Company
President and Chief Executive Officer, Southeastern Bank
President, SBC Financial Services, Inc.

Alva J. Hopkins, III..........................................................      49           1978
Attorney-at-Law
President, Toledo Manufacturing Company, Inc.

G. Norris Johnson.............................................................      66           1979
President, Johnson Brothers Hardware, Inc.

All directors have served continuously since their respective election. There are no family relationships among the Director nominees or executive officers of the Company or its subsidiaries.

     Approval is sought to increase the number of directors to twelve by allowing the eight elected directors to approve four additional directors to be elected at any time the Board deems it to be in the Company's best interest to fill same. The Board recommends a vote for this proposal.

Meetings and Committees of the Board. The Board conducts its business through meetings of the Board and through the activities of its committees, including subsidiary Boards and committees. The Company's Board regularly meets quarterly and other times as needed. During the year ended December 31, 2001, the Board of Directors held 4 regular meetings. All the Company's directors attended at least 75% of the Board and committee meetings, including subsidiary Board of Directors and committee meetings, on which they served.

     The Executive Committee of the Board of Directors consists of Messrs. Brannen, Downey, Holland, Hopkins and Mrs. Beasley. This committee evaluates potential acquisitions and handles other Company matters on an as-needed basis. The Executive Committee held no meetings during 2001.

     Messrs. Blair, Bluestein, Brannen and Mrs. Beasley serve on the Profit-Sharing Committee of the Company. The Profit-Sharing Committee evaluates profit-sharing plan performance, reviews contribution levels, and approves distributions to plan participants. This committee held 1 meeting during 2001.

     The Board of Directors of Southeastern Bank, the Company's bank subsidiary, meets monthly, and its Executive Committee, twice a month. All members of the Company's Board also serve on the Southeastern Bank Board of Directors. The Southeastern Bank Board held 12 meetings during 2001.

Messrs. Blair, Bluestein, Brannen, and Holland also serve on the Southeastern Bank Executive Committee. This committee primarily reviews and approves loans but is also empowered to act on other bank matters in the absence of the bank Board. The Southeastern Bank Executive Committee held 24 meetings in 2001.

     Messrs. Brannen, Hopkins, and Johnson serve on the joint Audit Committee of the Company and Southeastern Bank. The primary functions of this committee are to appoint the independent auditors for the Company and its subsidiaries; review external audit scope, findings, and recommendations; approve the annual financial statements, preparation of which is the responsibility of management; evaluate internal accounting policies and procedures; and review and approve the annual plan for the internal audit department, as well as summary reports of such department's findings and recommendations. The "Audit Committee Report" on the Company's financial statements for the year ended December 31, 2001 is located on page 6. The current members of the Audit Committee are independent, as defined by Rules of the National Association of Securities Dealers, Inc. The Audit Committee held 3 meetings in 2001.

     The Compensation Committee of Southeastern Bank is responsible for approving the compensation arrangements for the Company's executive officers. The current members of the Compensation Committee are Messrs. Downey, Holland, and Hopkins and bank-only directors Archie C. Davis, Jr. and Lawrence F. Jacobs. The Compensation Committee held 2 meetings during 2001.

     The Board of Directors of SBC Financial Services, Inc., the Company's insurance and investment subsidiary, consists of Messrs. Bluestein, Holland and Mrs. Beasley. This Board evaluates the financial performance, approves marketing programs, and establishes policy. Two meetings were held by the SBC Financial Services, Inc. Board in 2001.

     The Company's Board acts as a nominating committee for the annual selection of nominees for election as Company directors. While the Board will consider nominees recommended by shareholders, it has not established any procedures for this purpose.

Director Compensation. Non-employee directors of the Company receive a fee of $500.00 per meeting. No fees are paid to members of committees appointed by the Company Board for their service on Company committees. Non-employee directors of Southeastern Bank are paid a director's fee of $500.00 per month, and, if on the Executive Committee, an additional $450.00 per month. Audit Committee members are paid $150.00 for each meeting attended except for the Chairman of that Committee who is paid $200.00 for his attendance. Non-employee directors of SBC Financial Services, Inc. are paid $100.00 per meeting attended. No fees are paid to directors employed by the Company and its subsidiaries for their attendance at any Board or committee meetings.


                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

     Executive officers are elected annually by the Board. The table below sets forth the name of each executive officer of the Company and its subsidiaries and the principal positions and offices each holds with the Company. Unless otherwise indicated, each of these officers has served as an executive officer of the Company or its subsidiaries for at least five years.

Name                                 Information about Executive Officers
----                                 ------------------------------------
Cornelius P. Holland, III       President of the Company. Mr. Holland is also
                                Chairman, Chief Executive Officer, and since
                                April 2002, President of Southeastern Bank and
                                SBC Financial Services, Inc. From April 1997 -
                                December 1997, Mr. Holland was Vice Chairman of
                                Southeastern Bank.

W. Daniel Burkhalter            Senior Vice President of Southeastern Bank with
                                operational and lending oversight of various branch locations. In addition to his position at Southeastern Bank, Mr. Burkhalter served as
                                President of Southeastern Bank of Florida prior to its merger with Southeastern Bank in June
                                1998. Mr.

                                Burkhalter is 48.

Rodney P.C. Burney              Senior Vice President - Professional and
                                Business Banking of Southeastern Bank since July
                                30, 2001. From May 1997 - September 1998, Mr.
                                Burney served as President and Chief Executive
                                Officer of First State Bank & Trust, Cordele,
                                Georgia, and from 1969 - April 1997, Mr. Burney held various positions at Wachovia Bank, Atlanta, Georgia, most recently Senior Vice
                                President/Group Executive, Private Banking
                                Portfolio. Mr. Burney is 55.

E. Amanda Kirby                 Senior Vice President and an executive officer
                                of Southeastern Bank since April 2002. As a regional executive, Mrs. Kirby's responsibilities include lending and operational oversight of various bank locations. Prior to April 2002, Mrs. Kirby was Vice President - Loan
                                Administration of Southeastern Bank. Mrs. Kirby is 42.

Alyson G. Beasley               Vice President of the Company and Controller of
                                Southeastern Bank with responsibility for various finance-related functions. Mrs. Beasley was appointed an executive officer of Southeastern Bank in April 2002.


Summary of Cash and Certain Other Compensation

     All executive compensation is paid by the Company's subsidiaries. The following table sets forth the compensation of executive officers of the Company's subsidiaries whose annual compensation exceeded $100,000 in 2001:

                           SUMMARY COMPENSATION TABLE

                                                           Annual Compensation                 All Other
                                                       ---------------------------------      Compensation
Name and Principal Position                 Year           Salary             Bonus           (2) (3) (4)
--------------------------------------    ---------    ----------------    -------------    ---------------
Cornelius P. Holland, III                   2001              $198,824          $16,569             $23,302
President of the Company                    2000               198,824           16,569              22,904
                                            1999               187,570           15,631              21,073

S. Michael Little (1)                       2001              $161,430          $13,453             $24,253
                                            2000               161,430           13,453              23,822
                                            1999               153,750           12,939              22,222

W. Daniel Burkhalter                        2001              $109,000          $11,633             $17,113
Senior Vice President                       2000               105,482            8,790              17,089
   of Southeastern Bank                     1999               101,422            8,452              15,699

__________________
(1) Resigned effective April 1, 2002. Prior to his resignation, Mr. Little served as Executive Vice President of the Company.
(2) The Company's subsidiaries maintain a qualified profit-sharing plan which covers executive officers and other employees who have completed one calendar year of service. A participant's interest vests 20% each year beginning after the third year of service, with 100% vesting in seven years. The profit-sharing contribution set aside for these executive officers approximated $48,000 in both 2001 and 2000 and $44,000 in 1999.
(3) The Company provides group medical and life insurance for officers and employees. Additionally, executive officers are entitled to a $100,000 executive life insurance policy. The premium amount for these policies is included in this total.
(4) This compensation amount does not include the value of any personal benefit that might be derived from the use of an automobile.

     The Company does not currently have any employment contracts or change-in-control agreements with any of its executive officers.

Stock Options, Warrants, or Rights

     The Company has not issued and does not have outstanding any stock options, warrants, or rights.


                            AUDIT COMMITTEE REPORT

         The Audit Committee of the Board has oversight responsibility for the Company's financial reporting process and the quality of its financial reporting. In connection with the December 31, 2001 financial statements, the Audit Committee:

         1) Reviewed and discussed the audited financial statements with management, who represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles;
         2) Discussed with the Company's independent auditors the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees);
         3) Received the written independence disclosures from the independent auditors required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence; and
         4) Discussed with the independent auditors the quality of the Company's financial reporting.

      Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission (the "SEC").

      THE AUDIT COMMITTEE:

         Alva J. Hopkins, III, Chairman
         Gene F. Brannen
         G. Norris Johnson

      The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future document filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.


                   PROPOSAL THREE - APPOINTMENT OF AUDITORS

         Subject to approval by a majority of the shares represented at the Meeting, the Audit Committee shall be given authority to appoint the auditors of the Company for 2002. The Audit Committee considers a number of factors in making its appointment, including audit continuity, proposed audit scope, and estimated fees. The Board expects that the Audit Committee will appoint BDO Seidman, LLP or another qualified firm as the Company's independent auditors for 2002. BDO Seidman, LLP has audited the Company's financial statements for the last three years.

         During 2001, BDO Seidman, LLP provided services in the following categories and amounts:

Fees for audit of the Company's financial statements                    $88,640
All other fees (1)                                                        5,898
_________

(1) The Audit Committee does not consider the provision of these other services to be incompatible with BDO Seidman, LLP's independence.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on Southeastern Banking Corporation common stock against the cumulative total return of the NASDAQ stock index and The Carson Medlin Company's Independent Bank Index (the "IBI"). The IBI comprises a group of 23 independent community banks located in the southeastern United States.

                                    [GRAPH]

                       SOUTHEASTERN BANKING CORPORATION
                          Five Year Performance Index

-----------------------------------------------------------------------------------------------------
                                                         1996   1997    1998    1999    2000   2001
-----------------------------------------------------------------------------------------------------
SOUTHEASTERN BANKING CORPORATION                         100     111     125     110     96    103
-----------------------------------------------------------------------------------------------------
INDEPENDENT BANK INDEX                                   100     148     154     140    139    165
-----------------------------------------------------------------------------------------------------
NASDAQ INDEX                                             100     122     173     321    193    153
-----------------------------------------------------------------------------------------------------

               OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of Southeastern Bank establishes the base salary, cash bonuses, and other compensation for executive officers. Messrs. Downey, Holland, and Hopkins served as members of the Compensation Committee during 2001. Mr. Holland is currently President of the Company and its two subsidiaries. Mr. Downey is Treasurer of the Company but receives no salary or other remuneration besides director's fees for serving in that capacity.

      During 2001, the Company's bank subsidiary engaged in customary banking transactions and had outstanding loans to certain directors, executive officers, principal shareholders, and their affiliates, including members of immediate families, of the Company and its subsidiaries. These loans were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. Such persons are expected to continue these transactions in the future. Additionally, in the ordinary course of business, the Company buys goods and services from directors who are not employees. Such purchases were not material during 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's directors, executive officers, and persons who own 10% or more of the Company's common stock to file reports of ownership and changes in ownership with the SEC. To the Company's knowledge, based solely on a review of the copies of 16(a) reports furnished to the Company during fiscal year 2001, all directors, executive officers, and 10% shareholders complied with all Section 16(a) filing requirements, except Messrs. Burkhalter and Holland did not timely file reports for their purchases of 2,004 and 630 shares, respectively.


                             ADDITIONAL INFORMATION

Shareholder Proposals

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's principal administrative office no later than December 30, 2002. Shareholder proposals should be delivered to Southeastern Banking Corporation, Attention: Corporate Secretary, at P.O. Box 455, Darien, Georgia 31305, if by mail, and at 1010 Northway Street, Darien, Georgia 31305, if by courier. Any such proposal shall be subject to the requirements of the proxy rules adopted under SEC rules and regulations and, as with any shareholder proposal (regardless of whether included in the Company's proxy materials), the Company's Articles of Incorporation and Bylaws as well as Georgia law. Under the proxy rules, in the event that the Company receives notice of a shareholder proposal to take action at the next annual meeting that is not submitted for inclusion in the Company's proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by the Company to its shareholders will vote on such proposal as the Board recommends without any discussion of the proposal in the 2003 Proxy Statement if notice of the proposal is not received at the principal administrative office of the Company by March 15, 2003.

Proxy Solicitation

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitation by mail, directors, officers, and other employees of the Company may solicit proxies personally or by telegraph or telephone, without additional compensation. The Company may also retain the services of a proxy solicitation firm, whose fees and expenses would be paid by the Company, although the Company has no present intention to retain any such firm.

Other Matters

     The Board knows of no other matters which will be brought before the Meeting. If other matters are properly introduced, the persons named in the enclosed proxy will vote on such matters as the Board recommends.


                                          By Order of the Board of Directors,


                                          WANDA D. PITTS, Secretary


April 29, 2002

--------------------------------------------------------------------------------
UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO SOUTHEASTERN BANKING CORPORATION, P.O. BOX 455, 1010 NORTHWAY STREET, DARIEN, GEORGIA 31305, ATTENTION: CORPORATE SECRETARY, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED UPON PAYMENT OF REASONABLE COST, IF ANY, OF REPRODUCTION AND DELIVERY.
--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES                    SOUTHEASTERN BANKING CORPORATION
    AS IN THIS EXAMPLE                                PROXY                                    For All       Withhold      For All
                                                                                               Nominees      Authority      Except
    ANNUAL MEETING OF SHAREHOLDERS                              1. PROPOSAL TO ELECT AS          [_]            [_]          [_]
        TO BE HELD MAY 28, 2002                                    DIRECTORS:

 THIS PROXY IS SOLICITED BY THE BOARD OF                           Alyson G. Beasley, Leslie H. Blair, David H. Bluestein, Gene F.
             DIRECTORS.                                            Brannen, William Downey, Cornelius P. Holland, III, Alva J.
                                                                   Hopkins, III, G. Norris Johnson

The undersigned, revoking previous proxies, hereby appoints        INSTRUCTIONS: To withhold authority to vote for any individual
Cornelius P. Holland, III and Alyson G. Beasley, and each of       nominee, mark "For All Except" and write that nominee's name
them, proxies with full power of substitution, to vote all         on the line below.
shares of Common Stock of Southeastern Banking Corporation         _________________________________________________________________
(the "Company") which the undersigned is entitled to vote at
the Annual Meeting of Shareholders (the "Meeting") to be held                                        For     Against    Abstain
at Southeastern Bank, 1010 Northway Street, Darien, Georgia     2. PROPOSAL TO SET THE NUMBER        [_]       [_]        [_]
on Tuesday, May 28, 2002 at 3:00 p.m. local time or any            OF DIRECTORS AT 12.
adjournment or postponement thereof, upon the matters
described below and in the accompanying Proxy Statement dated                                        For     Against    Abstain
April 29, 2002, and upon any other business that may properly   3. PROPOSAL TO APPROVE THE           [_]       [_]        [_]
come before the Meeting or any adjournment or postponement         APPOINTMENT OF INDEPENDENT
thereof.                                                           AUDITORS BY THE AUDIT COMMITTEE.

                                                                   WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED BY
                                                                   THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE,THIS PROXY
                                  ----------------------------     WILL BE VOTED FOR ITEMS 1, 2, AND 3.
 Please be sure to sign and date   Date
   this Proxy in the box below.                                    Pursuant to the Proxy Statement, said proxies are directed to
--------------------------------------------------------------     vote as indicated on the Proxy and otherwise as the Board of
                                                                   Directors recommends with respect to any other business that may properly come before the Meeting or any adjournment or
                                                                   postponement thereof. By executing this Proxy, I acknowledge receipt of the Notice of Meeting, the accompanying Proxy
---Stockholder sign above-----Co-holder (if any) sign above---     Statement, and the Company's 2001 Annual Report.
+                                                                                                                                 +
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                          .  Detach above card, sign, date, and mail in postage paid envelope provided.
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   NOTE: Please sign exactly as your name appears on the Proxy; if shares are held jointly, all joint owners must sign. An executor, administrator, trustee, guardian, or other person signing in a representative capacity must give his or her full title. A corporation must sign in full corporate name by its president or other authorized officer. A partnership must sign in partnership name by an authorized person.

                                                        PLEASE ACT PROMPTLY
                                             SIGN, DATE, & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW, AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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